ING Separate Portfolios Trust

ING SPorts Core Plus Fixed Income Fund

(“Fund”)

Supplement dated March 2, 2009

to the Fund’s Prospectus dated July 31, 2008

IMPORTANT NOTICE REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

On January 30, 2009, the Board of Trustees for ING Separate Portfolios Trust approved a change to the name and principal investment strategies of the Fund.

Effective on or about March 2, 2009, the Prospectus for the Fund is revised as follows:

1)                                     All references included in the Prospectus to “ING SPorts Core Plus Fixed Income Fund” will be deleted and replaced with “ING SPorts International Fixed Income Fund.”

2)                                     The first paragraph of the section entitled “ING SPorts Core Plus Fixed Income Fund – Principal Investment Strategies” found on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its assets in fixed income securities.  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.  At least 65% of the Fund’s assets will normally be invested in securities of companies located in a number of different countries other than the United States.  The Fund may invest up to 35% of its assets in U.S. issuers.  The Fund may invest in companies located in countries with emerging securities markets.  The Fund invests primarily in a portfolio of investment grade fixed income securities (securities rated at least BBB by Standard & Poor’s Rating Services or Baa3 by Moody’s Investors Service, Inc. or determined by the Adviser to be of comparable quality) and in below investment grade, high-yield securities (“Junk Bonds”) (securities rated below investment grade or determined by the Adviser to be of comparable quality).

3)                                     The following paragraph is added following the fourth paragraph under the section entitled “ING SPorts Core Plus Fixed Income Fund – Principal Investment Strategies” found on page 6 of the Prospectus:

The Fund is non-diversified, which means that it may invest a significant portion of its assets in a single issuer.

4)                                     The following risk is added to the section entitled “ING SPorts Core Plus Fixed Income Fund – Risks” on page 6 of the Prospectus:

Non-Diversification — the Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.  Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Separate Portfolios Trust

ING Sports Core Plus Fixed Income Fund

(“Fund”)

Supplement dated March 2, 2009

to the Fund’s Statement of Additional Information (“SAI”)

dated July 31, 2008

On January 30, 2009, the Board of Trustees for ING Separate Portfolios Trust approved a change to the name and principal investment strategies of the Fund.

Effective on or about March 2, 2009, the SAI for the Fund is revised as follows:

1)                                     All references included in the SAI to “ING SPorts Core Plus Fixed Income Fund,” “SPorts Core Plus Fixed Income Fund” or “SPorts Core Plus Fixed Income” will be deleted and replaced with “ING SPorts International Fixed Income Fund,” “SPorts International Fixed Income Fund” or “SPorts International Fixed Income,” respectively.

2)                                     The section entitled “Diversification – Supplemental Description of Fund Investments and Risks” on page 3 of the SAI is hereby deleted in its entirety and replaced with the following:

Diversification

ING SPorts Core Fixed Income Fund, is “diversified” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of the issuer).

Non-Diversified Investment Company.  ING SPorts International Fixed Income Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company.

3)                                      The second fundamental investment restriction under the section entitled “Investment Restrictions – Fundamental and Non-Fundamental Investment

Restrictions and Policies” on page 38 of the SAI is deleted in its entirety and replaced with the following:

2.    except ING SPorts International Fixed Income Fund, purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE